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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     September 19, 2005


Dalrada Financial Corporation
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(Exact Name of Registrant as Specified in its Charter)


Delaware                             0-12641                     33-0021693
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(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation)                  File Number)              Identification No.)


9449 Balboa Avenue, Suite 211, San Diego, CA                        92123
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (858) 277-5300


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(Former Name or Former Address, if Changed Since Last Report)


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Item 5.01.  Appointment of Principal Officer

On January 1, 2005, Randall Jones was appointed Chief Financial Officer of Dalrada Financial Corporation. Mr Jones is also the CFO for Kaire Holdings Incorporated and Warning Management Services Inc. Prior to that, Mr. Jones was CEO of South Coast Corporate Development since 1981. Mr. Jones has over twenty-five years experience as a financial executive. He has consulted to companies in a variety of industries, from aerospace, manufacturing, retail, employee staffing to banking. His area of specialty is consulting to companies that either want to enter the public marketplace or are already publicly held and need assistance in the reorganization of their accounting operations and public reporting.




SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

s/ Brian Bonar           Chairman of the Board of Directors,  September 19, 2005
----------------------   Chief Executive Officer, and
Brian Bonar              (Principal Executive Officer)

/s/ Robert A. Dietrich   Director                             September 19, 2005
----------------------
Robert A. Dietrich

/s/ Eric W. Gaer         Director                             September 19, 2005
----------------------
Eric W. Gaer

/s/ Richard H. Green     Director                             September 15, 2005
----------------------
Richard H. Green

/s/ John Capezzuto       Director                             September 15, 2005
----------------------
John Capezzuto


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